                                  EXHIBIT 1
































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                                                                       EXHIBIT 1


                                 150,000 SHARES

                       PAXSON COMMUNICATIONS CORPORATION

                   % CUMULATIVE EXCHANGEABLE PREFERRED STOCK

                          (PAR VALUE $.001 PER SHARE)


                             UNDERWRITING AGREEMENT



                                                             [           ], 1996


BT Securities Corporation
Goldman, Sachs & Co.
c/o BT Securities Corporation
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006


Ladies and Gentlemen:

     Paxson Communications Corporation (the "Company"), a Delaware corporation, and each of the Company's subsidiaries (collectively, the "Subsidiaries") listed on Schedule I hereto (collectively, the "Guarantors") hereby confirm their agreement with you, as set forth below.

     1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters") for whom you are acting as representatives (the
"Representatives") an aggregate of 150,000 shares of     % Cumulative
Exchangeable Preferred Stock, par value $.001 per share, of the Company (the "Shares"). Subject to certain conditions, the Shares are to be exchangeable, in whole or in part, at the option of the Company, on any dividend payment date for
the Company's [    ]% Exchange Debentures due 2006 (the "Exchange Debentures").
The Exchange Debentures will be guaranteed (the "Guarantees"), on a senior subordinated basis, by each of the Guarantors. The Exchange Debentures and the Guarantees are hereinafter referred to as the "Exchange Securities." The Exchange Securities are to be issued under an indenture (the "Indenture") dated
as of [                 ], 1996 by and among the Company, the Guarantors and
The Bank of New York, as trustee (the "Trustee"). The Shares and the

Exchange Securities are hereinafter collectively referred to as the "Securities."

     The Company and the Guarantors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (SEC File No. 333-10267) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Act"), and have filed such amendments thereto, if any, as may have been required prior to the date hereof.

     As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial statements and schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act ("Rule 430A"), if applicable, and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus relating to the Securities as filed with such registration statement or any amendment thereto (including the prospectus, if any, included in such registration statement or any amendment thereto at the time it was or is declared effective if declared effective prior to the execution and delivery of this Agreement); and the term "Prospectus" means the prospectus relating to the Securities as first filed with respect to such registration statement with the Commission pursuant to Rule 430A and Rule 424(b) under the Act ("Rule 424(b)"), if required, or, if no prospectus is required to be filed pursuant to Rule 430A or Rule 424(b), such term means the prospectus included in such registration statement at the time it became or becomes effective; provided that if a revised Prospectus shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares that differs from the prospectus on file with the Commission at the time such registration statement becomes effective or as first filed under Rule 430A and Rule 424(b), the term "Prospectus" shall refer to the revised prospectus from and after the time it is first provided to the Underwriters for such use. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement") then any reference herein to "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration Statement, Preliminary Prospectus and Prospectus and to financial statements and schedules and other information which is "contained," "included" or "stated" therein (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference therein; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "1934 Act"), which is or is deemed to be incorporated by reference therein.

     2. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, represent and warrant to and agree with the Underwriters that:

           (a) The registration statement when originally filed with the Commission with respect to the Securities, including the form of prospectus, together with all amendments thereto, has been prepared by the Company and the Guarantors in conformity with the requirements of the Act and the Company and the Guarantors meet all the requirements for filing on Form S-3; the Registration Statement at the time it was or will be declared effective and at the Closing Date defined) complies and will comply in all material respects with the requirements of the Act.

           (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus nor instituted any proceeding for such purpose. When the Registration Statement or any amendment thereto was or is declared effective and on the Closing Date it did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, and any amendments or supplements thereto on the date first filed with the Commission pursuant to Rule 424(b) (or if not filed, on the date first provided to the Underwriters in connection with the offering and sale of the Shares) and on the Closing Date, (i) complied or will comply in all material respects with the requirements of the Act, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information with


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                                      -4-


      respect to the Underwriters furnished to the Company by you specifically for use therein, or to the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TIA") filed as an exhibit to the Registration Statement.

           (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or becomes effective and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (d) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify could not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

           (e) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; and the capital stock of the Company conforms in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

           (f) The Company has no subsidiaries other than the Guarantors. Each Guarantor is either (i) a corporation duly incorporated or organized, validly existing and in good standing in the jurisdiction of its incorporation or organization or (ii) a partnership duly organized and validly existing under the applicable laws of the State of Florida and, in each case, with full corporate or partnership power and authority, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect; all the outstanding shares of capital stock of each Guarantor which is a corporation have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock or outstanding partnership interests of the Guarantors are owned by the Company directly, or indirectly through one of the other Guarantors, and, other than as set forth in the Prospectus, are owned free and clear of any lien, adverse claim, security interest, equity or other encumbrance. Except as disclosed in the Prospectus, there are no outstanding subscriptions, options, warrants, rights, convertible securities or other binding agreements or commitments of any character obligating the Company or any Guarantor to issue any securities; and there is no agreement, understanding or arrangement among the Company or the Guarantors and their respective stockholders or any other person relating to the ownership or disposition of any capital stock in the Company or any Guarantor, the election of directors of the Company or any of the Guarantors or the governance of the Company's or any Guarantor's affairs.

           (g) The Company and the Guarantors have all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement. The execution and delivery of, and the performance by the Company and the Guarantors of their obligations under, this Agreement have been duly and validly authorized by the Company and the Guarantors, and this Agreement has been duly executed and delivered by the Company and the Guarantors and constitutes the valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms except (i) that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) as any rights to indemnity or contribution hereunder may be limited by applicable securities laws and public policy considerations.

           (h) The Certificate of Designation (the "Certificate of Designation") relating to the Shares and any additional Shares issued as dividends in accordance with the terms of the Certificate of Designation (the "Dividend Shares") has been duly authorized by the Company. Prior to the Closing Date, the Shares and the Dividend Shares shall have been duly authorized for issuance pursuant to this Agreement in the case of Shares and\or Dividend Shares in accordance with the terms of the Certificate of Designation as the case may be, in the case of the Dividend Shares, and, when issued and delivered by the Company in accordance with the provisions of this Agreement against payment therefor in the case of the Shares, and in accordance with the terms of the Certificate of Designation, in the case of the Dividend Shares, will be validly issued, fully paid and nonassessable; the Shares and the Dividend Shares will conform in all material respects to all statements relating thereto contained in the Prospectus; the issuance of the Shares and the Dividend Shares by the Company is not subject to preemptive or similar rights; the certificates for the Shares and the Dividend Shares are in due and proper form; and the holders of such Shares and Dividend Shares will not be subject to personal liability by reason of being such holders. The Company has reserved for issuance, and duly authorized the issuance of, the maximum number of Dividend Shares issuable as dividends pursuant to the terms of the Certificate of Designation. The Certificate of Incorporation of the Company, by virtue of the Certificate of Designation, sets forth the rights, preferences and priorities of the Shares and the Dividend Shares.

           (i) The Company and the Guarantors have all requisite corporate power and authority to execute, deliver and perform their obligations under the Indenture and the Securities; the Indenture has been duly authorized by the Company and the Guarantors and has been qualified under the TIA, and, when executed and delivered by the Company and the Guarantors (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           (j) The Exchange Debentures and any additional Exchange Debentures issued as interest in accordance with the provision of the Indenture on outstanding Exchange Debentures (the "In-kind Exchange Debentures") have been duly authorized by the Company for issuance and conform in all material respects to the description thereof in the Prospectus. The Exchange Debentures and the In-kind Exchange Debentures, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered, upon the exchange of the Shares and\or Dividend Shares, if any, in the case of the Exchange Debentures, or as interest on outstanding Exchange Debentures, in the case of the In-kind Exchange Debentures, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Company was authorized for issuance the maximum aggregate principal amount of In-kind Exchange Debentures issuable as interest on outstanding Exchange Debentures in accordance with the provisions of the Indenture.

           (k) The Guarantees endorsed on the Exchange Debentures and to be endorsed on the In-kind Exchange Debentures, if any, have each been duly authorized by each of the Guarantors and, when the Exchange Debentures and the In-kind Exchange Debentures, if any, are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered upon the exchange of the Shares and\or Dividend Shares, if any, in the case of the Exchange Debentures, or as interest on outstanding Exchange Debentures, in the case of the In-kind Exchange Debentures, the Guarantees will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of the Guarantors enforceable in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           (l) The execution and delivery of, and the performance by the Company and the Guarantors (to the extent a party thereto) of each of its obligations under, each agreement or instrument executed or delivered in connection with the Proposed Acquisitions (as defined in the Prospectus) (the "Transaction Documents"), other than this Agreement, have been duly and validly authorized by the Company and the Guarantors (to the extent a party thereto), and such Transaction Documents have been duly executed and delivered by the Company and the Guarantors (to the extent a party thereto) and constitute the valid and legally binding agreement of the Company and the Guarantors (to the extent a party thereto), enforceable against them in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) to general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Guarantors or any of their respective officers or directors, or to which the Company or any of the Guarantors, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectuses but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectuses or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

           (n) Neither the Company nor any of the Guarantors is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Guarantors or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Guarantors is a party or by which any of them or any of their respective properties may be bound, except as would not (individually or in the aggregate) have a Material Adverse Effect.

           (o) Except as disclosed in the Registration Statement and the Prospectus, neither the issuance and sale of the Shares or the issuance of the Dividend Shares, the Exchange Securities or the In-kind Exchange Debentures (including the related Guarantees) upon the exchange of the Shares or as interest on the Exchange Debentures as the case may be, the execution, delivery or performance of this Agreement by the Company or the Guarantors (to the extent a party thereto) nor the consummation by the Company or the Guarantors (to the extent a party thereto) of the Transactions (as defined in the Prospectus) or any of the other transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except (A) such as may be required for the registration of the Securities under the Act and compliance with the securities or Blue Sky and other laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement and
      (B) as would not (individually or in the aggregate) have a Material Adverse Effect) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of the Guarantors or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Guarantors is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Guarantors or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except as would not (individually or in the aggregate) have a Material Adverse Effect.

           (p) Price Waterhouse LLP, Deloitte & Touche LLP, Matherson Aitken Jemison, LLP, Robert Rossi & Company and Schwertzer Rubin Karon & Premier who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act.

           (q) The financial statements of the Company and the Guarantors, together with related schedules and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Guarantors on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Guarantors.

           (r) The unaudited pro forma consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (A) present fairly in all material respects the information shown therein; (B) have been prepared in accordance with the applicable requirements of Regulation S-X promulgated under the Act; (C) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements; and (D) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma condensed consolidated financial information included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

           (s) Each of the Company and the Guarantors has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it which is material to the business of the Company and the Guarantors, taken as a whole, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectuses or would not (individually or in the aggregate) have a Material Adverse Effect and all property described in the Registration Statement (including exhibits thereto) and the Prospectuses as being held under lease by each of the Company and the Guarantors which is material to the business of the Company and the Guarantors, taken as a whole, is held by it under binding leases that are in force and effect.

           (t) The Company and each of the Guarantors have such permits, licenses, franchises and authorizations of governmental or regulatory authorities, including, without limitation, permits, licenses, franchises and authorizations from the United States Federal Communications Commission (the "FCC") ("Permits"), as are necessary to own their respective properties and to conduct their business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and, except as (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect; the Company and each of the Guarantors have fulfilled and performed all of their respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Prospectus and, except as (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect; and, except as described in the Prospectus, none of such Permits contains any restriction that is materially burdensome to the Company or any of the Guarantors, taken as a whole. Other than as disclosed in the Prospectus, there are no license renewal or rate or tariff proceedings existing, pending or, to the best knowledge of the Company, threatened that could reasonably be expected to have a Material Adverse Effect.

           (u) To the extent required by the 1934 Act, each of the Company and the Guarantors maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (v) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Guarantors has incurred any liability or obligation, contingent or otherwise, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Guarantors taken as a whole, and there has not been any change in the capital stock (other than as contemplated by this Agreement), or material increase in the short-term debt or long-term debt, of the Company or any of the Guarantors, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Guarantors taken as a whole (any such change, a "Material Adverse Change").

           (w) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act.

           (x) To the Company's knowledge, neither the Company nor any of the Guarantors nor any officer, director, employee or agent of the Company or any Guarantor has made any payment of funds of the Company or any Guarantor or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

           (y) The Company and each of the Guarantors have filed all tax returns required to be filed, which returns are complete and correct, and neither the Company nor any Guarantor is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than those taxes or assessments being contested in good faith and those taxes or assessments for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such tax returns or to pay such taxes or assessments is not reasonably likely to have (individually or in the aggregate) a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of the Guarantors that would (individually or in the aggregate) be reasonably likely to have a Material Adverse Effect.

           (z) Except as disclosed in the Registration Statement or the Prospectus, no holder of any security of the Company or any Guarantor has any right to require registration of any security of the Company or any Guarantor because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

           (aa) The Company and the Guarantors own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, the absence of which would have or could reasonably be expected to have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Guarantors with respect to the foregoing which claims or challenges, if the subject of an unfavorable decision would, individually or in the aggregate, have a Material Adverse Effect.

           (ab) The Company and the Guarantors have complied with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

           (ac) The Company and the Guarantors are not now, and after sale of the Shares hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (ad) There are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-K involving the Company or any of the Guarantors and any persons described in such Item that are required to be disclosed in the Prospectus and which have not been so disclosed.

           (ae) Except as stated in this Agreement and in the Preliminary Prospectus and the Prospectus, neither the Company nor any of the Guarantors, or any of such entities' directors, officers or controlling persons, has taken, or will take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

           (af) None of the Company, the Guarantors or any agent thereof acting on the behalf of the Company or any of the Guarantors respectively have taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

     3. Purchase, Sale and Delivery of the Shares; Appointment of Qualified Independent Underwriter.

     (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at
a purchase price of $      per share, the number of Shares set forth opposite
their respective names on Schedule II hereto. The Representatives shall release the Shares for public sale promptly after this Agreement becomes effective. The Representatives may from time to time increase or decrease the public offering price after the initial offering to such extent as they may determine.

     (b) Certificates in definitive form for the Shares that each Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as such Underwriter requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by check in New York Clearing House funds payable to the order of the Company. Such delivery of and payment for the Shares shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on [ ], 1996, or at such other place, time or date as you and the Company may agree upon or as you may determine pursuant to Section 7(a) hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificates for the Shares available for checking and packaging by the Underwriters at the offices of BT Securities Corporation in New York, New York at least 24 hours prior to the Closing Date.

     The Company and the Guarantors hereby confirm their engagement of Goldman, Sachs & Co. as, and Goldman, Sachs & Co. hereby confirms its agreement with the Company and the Guarantors to render services as, a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Goldman, Sachs & Co. is referred to herein as the "QIU." As compensation for the services of the QIU hereunder, the Company and the Guarantors hereby agree to pay the QIU $10,000 on the Closing Date (which amount shall be deducted from the underwriting discounts and commissions payable to Goldman, Sachs & Co. as an Underwriter).

     4. Offering by the Underwriters. After the Registration Statement becomes effective, the Underwriters propose to offer for sale to the public the Shares at the price and upon the terms set forth in the Prospectus relating to the Securities.

     5. Covenants of the Company. The Company and the Guarantors covenant and agree with the Underwriters that:

           (a) The Company and the Guarantors will, if the registration statement is not effective at the time of the execution and delivery of this Agreement, prepare and timely file with the Commission an amendment to the registration statement that includes the form of final prospectus, which amendment and form of final prospectus shall contain all required information with respect to the Securities and the offering thereof, and, if required by Rule 424(b), a prospectus under Rule 424(b) or, if filed, will file a post-effective amendment thereto or a new registration statement with the Commission pursuant to and in accordance with Rule 462(b) (in each case only if the Representatives or their counsel have not reasonably objected thereto after having been furnished a copy thereof prior to the proposed filing thereof), and in each case will notify the Underwriters promptly of such filing and will use its best efforts to cause the registration statement, if not effective at the time of execution of this Agreement (and any amendments thereto) to become effective promptly. If required, the Company and the Guarantors will file the Prospectus and any amendments or supplements thereto with the Commission in the manner and within the time period required by Rule 424(b) (but only if the Representatives or their counsel have not reasonably objected thereto after having been furnished a copy thereof a reasonable time prior to the proposed filing thereof). During any time when a prospectus relating to the Securities is required to be delivered under the Act, (i) the Company and the Guarantors will comply with all requirements imposed upon any of them by the Act to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, (ii) the Company and the Guarantors will not file with the Commission the Prospectus or any amendment or supplement to such Prospectus or any amendment to the Registration Statement of which the Representatives and their counsel shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives and their counsel shall not have given their respective consent, which consent shall not be unreasonably withheld and
      (iii) the Company and the Guarantors will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act. The Company and the Guarantors will prepare and will file with the Commission, in accordance with the Act, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration
      Statement or amendments or supplements to the Prospectus that may be necessary or reasonably advisable in connection with the distribution of the Shares by the Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission promptly. The Company will advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendments or supplements thereto have been filed.

           (b) The Company and the Guarantors will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or
      (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company and the Guarantors will use their best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

           (c) The Company and the Guarantors will cooperate with the Representatives in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company and the Guarantors shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction in which it is not then so subject.

           (d) During such time as a prospectus relating to the Securities is required to be delivered under the Act, if after due inquiry, any event occurs or information becomes known, as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company and the Guarantors will promptly notify the Representatives and their counsel thereof and the Company and the Guarantors will prepare and, subject to Section 5(a) hereof, will file with the Commission, at its sole expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to the Representatives and their counsel and in compliance with the Act) so that the Prospectus as so supplemented or amended will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or so that the Prospectus will comply with law, and will deliver to the Underwriters, without charge, such number of copies thereof as they may reasonably request.

           (e) The Company and the Guarantors will, without charge, provide (i) to the Representatives and to their counsel a signed copy of the registration statement originally filed and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus and the Prospectus relating to the Securities and any amendment or supplement thereto as each Underwriter may reasonably request.

           (f) The Company and the Guarantors, as soon as reasonably practicable, will make generally available to holders of the Securities and to the Underwriters consolidated earnings statements of the Company (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

           (g) The Company will apply the net proceeds from the sale of the Shares being sold by it substantially as set forth under "Use of Proceeds" in the Prospectus.

           (h) For and during the period ending five years after the effective date of the Registration Statement, the Company will use its best efforts to furnish to the Representatives copies of all reports and other communications (financial or otherwise) furnished by the Company to holders of Exchangeable Preferred Stock and to its common securityholders generally and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

           (i) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by its most recent financial statements appearing in the Registration Statement and the Prospectus.

           (j) The Company, the Guarantors, its directors and officers, will not at any time, directly or indirectly, take any action designed to cause or result in stabilization or manipulation of the price of the shares of Securities to facilitate the sale or resale of any of the Securities in violation of the 1934 Act.

     6. Expenses. The Company and the Guarantors agree to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, including all costs and expenses incident to (i) any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, (ii) the reproduction and delivery of this Agreement, any Blue Sky Memoranda, any agreements and documents reproduced and delivered to prospective underwriters, dealers and investors in connection with the offering of the Securities, (iii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or any of the Guarantors, (v) preparation (including printing), issuance and delivery to the Underwriters of certificates evidencing the Securities, (vi) the qualification of the Securities in the United States under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of Cahill Gordon & Reindel, counsel for the Underwriters, relating thereto, (vii) the filing fees of the Commission and the NASD relating to the Securities, (viii) expenses of the Company and the Guarantors in connection with any meetings with prospective investors in the Securities and (ix) advertising relating to the offering of the Securities approved in writing by the Company.

     If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to
Section 10(i) or (v) hereof or because of any failure, refusal or inability on the part of the Company or any of the Guarantors to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company will promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of Cahill Gordon & Reindel, counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares not so delivered.

     7. Conditions of the Underwriter's Obligations. The obligation of the Underwriters to purchase and pay for the Shares on the Closing Date shall, in the sole discretion of the Underwriters, be subject to the accuracy of the representations and warranties of the Company and the Guarantors contained herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof, to the performance by each of the Company and the Guarantors of its covenants and agreements hereunder to be performed prior to the Closing Date, and to the following additional conditions:

           (a) If the registration statement, as amended, with respect to the Securities has not been declared effective as of the time of execution and delivery hereof, the registration statement shall have been declared effective not later than 11:00 A.M., New York City time, on the date of this Agreement, or if any post-effective amendment to the Registration Statement has been filed, 11:00 A.M., New York City time, on the date on which such post-effective amendment to the Registration Statement has been filed with the Commission, or such later time and date as shall have been expressly consented to by the Underwriters in writing; if required, the Prospectus and any amendments or supplements thereto shall have been timely filed in accordance with Rule 430A and Rule 424(b); no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Guarantors or the Underwriters, shall be contemplated or threatened by the Commission.

           (b) You shall have received on the Closing Date, an opinion, to be limited to the laws of the State of Florida, the general corporation laws of the State of Delaware and the federal laws of the United States of America, of Holland & Knight, counsel for the Company and the Guarantors, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                 (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware. To the knowledge of counsel, the Company has the requisite corporate power to own and operate its properties and to transact its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly qualified to transact its business and is in good standing as a foreign entity in each jurisdiction in which the character of its business requires such qualification, except where the failure so to qualify does not have a Material Adverse Effect;

                 (ii) Each Guarantor which is a Florida corporation or partnership is either (i) a corporation duly incorporated or organized and currently existing under the laws of the State of Florida and the status of each thereunder is active or (ii) a partnership duly organized and currently existing under the applicable laws of the State of Florida and the status of each such Guarantor is active; to the knowledge of counsel, each Guarantor has the requisite corporate or partnership power to own and operate its properties and to transact the business in which it is engaged except where the failure to own or operate such properties or transact such business would not have a Material Adverse Effect; each Guarantor that is a Delaware corporation is duly incorporated and validly existing in good standing under the laws of the State of Delaware; and each Guarantor is duly qualified to transact its business and is in good standing as a foreign entity in each jurisdiction in which the character of its business requires such qualification, except where the failure so to qualify does not have a Material Adverse Effect;

                 (iii) To the knowledge of counsel after reasonable inquiry, the actual authorized and outstanding capital stock of the Company as of June 30, 1996 is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the descriptions thereof contained in the Prospectus under the caption "Description of Capital Stock"; to the knowledge of counsel after reasonable inquiry, all of the outstanding shares of capital stock of or ownership interests in each of the Guarantors have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights;

                 (iv) All the shares of capital stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid and nonassessable and, to the knowledge of counsel, were not issued in violation of any preemptive or similar rights;

                 (v) The Shares and the Dividend Shares have been duly authorized for issuance pursuant to this Agreement, in the case of the Shares, and for issuance as dividends on outstanding Shares and, in accordance with the terms of the Certificate of Designation in the case of the Dividend Shares and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof in the case of the Shares, and in accordance with the terms of the Certificate of Designation, in the case of the Dividend Shares, will be validly issued, fully paid and nonassessable and, to the knowledge of counsel, free of any preemptive or similar rights that entitle or will entitle any person to acquire any securities of the Company upon the issuance thereof by the Company. The Company has reserved for issuance, and duly authorized the issuance of, the maximum number of Dividend Shares issuable as dividends pursuant to the terms of the Certificate of Designation.

                 (vi) The Certificate of Incorporation of the Company, by virtue of the Certificate of Designation, sets forth the rights, preferences and provisions of the Shares and the Dividend Shares. The Certificate of Designation has been duly filed with the Secretary of State of the State of Delaware and is effective. The holders of the Shares are, and the holders of Dividend Shares, if any, will be, entitled to the benefits of the provisions set forth in the Certificate of Designation as provided therein.

                 (vii) If issued by the Company, the Exchange Debentures and the In-kind Exchange Debentures will have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered, upon any exchange of the Shares and\or Dividend Shares, if any, in the case of the Exchange Debentures, or as interest on outstanding Exchange Debentures, in the case of the In-kind Exchange Debentures, will be validly issued. The Company has authorized for issuance the maximum aggregate principal amount of In-kind Exchange
            Debentures issuable as interest on outstanding Exchange Debentures in accordance with the provisions of to the Indenture;

                 (viii) If issued by the Guarantors, the Guarantees, when endorsed on the Exchange Debentures and the In-kind Exchange Debentures, if any, will have each been duly authorized by each of the Guarantors and, when the Exchange Debentures and the In-kind Exchange Debentures, if any, are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered upon exchange of the Shares and\or Dividend Shares, if any, in the case of the Exchange Debentures or as interest on outstanding Exchange Debentures in the case of the In-kind Exchange Debentures the Guarantees will be validly issued;

                 (ix) The form of certificate for the Shares and the Dividend Shares conforms to the requirements of the Delaware General Corporation Law;

                 (x) The Registration Statement and all post- effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                 (xi) The Company and the Guarantors have the requisite corporate or partnership power and authority, as the case may be, to enter into the Underwriting Agreement and the Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

                 (xii) The Company and the Guarantors have the requisite corporate or partnership power and authority, as the case may be, to enter into the Indenture, to issue, sell and deliver the Shares and the Dividend Shares, and to issue, execute and deliver the Exchange Debentures and the In-kind Exchange Debentures, if any, authenticated by the Trustee in accordance with the provisions of the Indenture, upon the exchange of the Shares and the related Guarantees, and the Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and qualified under the Trust Indenture Act;

                 (xiii) Neither the offer, sale or delivery of the Shares or the Dividend Shares, the execution by the Company and the Guarantors and authentication by the Trustee in accordance with the provisions of the Indenture and delivery of the Exchange Debentures and the

            In-kind Exchange Debentures, if any, and the related Guarantees upon the exchange of the Shares and\or Dividend Shares as provided for in the Certificate of Designation or as interest on the Exchange Debentures and In-kind Exchange Debentures, if any, in the case of the In-kind Exchange Debentures, the execution, delivery or performance of the Underwriting Agreement, compliance by the Company with the provisions thereof nor consummation by the Company of the Transactions or any of the other transactions contemplated thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of the Guarantors or to the knowledge of such counsel after reasonable inquiry any agreement or document relating to the capital stock of the Company, nor will any such action result in any violation of any law, regulation, rule (assuming compliance with all applicable state securities and Blue Sky laws) or to our knowledge after reasonable inquiry, any judgment, ruling or court decree applicable to the Company, the Guarantors or any of their respective properties;

                 (xiv) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or the Guarantors (except as have been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by the Underwriting Agreement and the issuance of the Dividend Shares and the valid issuance, execution and delivery of the Exchange Debentures and the In-kind Exchange Debentures and in each case, the related Guarantors, upon the exchange of the Shares;

                 (xv) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, and the Statement of Eligibility and Qualification (Form T-1) of the Trustee as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

                 (xvi) To the knowledge of such counsel after reasonable inquiry, (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Guarantors, or to which the Company or any of the Guarantors, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                 (xvii) Other than with respect to federal, state or local broadcasting, licensing or communications law or regulatory matters, the statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown; and

                 (xviii)  The Company is not an "investment company" or a
            company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 We have participated in the preparation of the Registration
            Statement and the Prospectus. Although we have not independently verified the accuracy or completeness of the information in the Registration Statement and the Prospectus (other than in clause
            (xvi) above), we have participated in conferences with representatives of the Company and its general counsel and independent accountants, at which the contents of the Registration Statement and the Prospectus were discussed at length. Information provided to us by such parties was not independently verified with third parties or otherwise. Although there is no assurance that all possible material information concerning the Company was disclosed at such conferences, or that our familiarity with the Company and its industry is such that we have necessarily recognized the materiality of the information that was disclosed, or that we would not have discovered different or additional information if we had conducted third-party inquiries, no facts have come to our attention that give us reason to believe that the Registration Statement or any post-effective amendment thereto and the Prospectus as of their dates and as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (c) You shall have received on the Closing Date an opinion of Anthony L. Morrison, Esq., General Counsel to the Company and the Guarantors, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that under the laws of the State of New York and the federal laws of the United States of America, as applicable:

                 (i) The Company and each of the Guarantors has full corporate or partnership power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have full corporate or partnership power or any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus;

                 (ii) Except as disclosed in the Prospectus, all the outstanding shares of capital stock of each of the Guarantors are owned by the Company directly, or indirectly through one of the other Guarantors, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance;

                 (iii) The Underwriting Agreement is a valid, legal and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms (it being noted, without expressing any opinion with regard to the federal securities laws and regulations, that the Commission has expressed the view that indemnification against securities law liabilities is against public policy) and subject to the qualification that the enforceability of the Company's and the Guarantors' obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                 (iv) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act;

                 (v) The Indenture is a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Guarantor's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                 (vi) The Exchange Debentures and the In-kind Exchange Debentures, if any, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered, upon the exchange of the Shares and\or the Dividend Shares, in the case of the Exchange Debentures, or as interest on outstanding Exchange Debentures, in the case of the In-kind Exchange Debentures, will be valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms;

                 (vii) If issued by the Guarantors, the Guarantees, when endorsed on the Exchange Debentures and the In-kind Exchange Debentures, if any, when the Exchange Debentures and the In-kind Exchange Debentures, if any, are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered upon exchange of the Shares and\or Dividend Shares, if any, in the case of the Exchange Debentures, or as interest on outstanding Exchange Debentures and Exchange Debentures, if any, in the case of the In-kind Exchange Debentures, in accordance with the terms of the Indenture, will constitute valid and legally binding obligations of the Guarantors entitled to the benefits of the Indenture and enforceable against each Guarantor in accordance with their terms;

                 (viii) Each of the Company and the Subsidiaries has all corporate or partnership power and authority, as the case may be, to execute, deliver and perform each of the Transaction Documents to which it is a party, to perform all of its obligations thereunder and to consummate the transactions contemplated thereby, except where the failure to have any such corporate or partnership power and authority would not have a Material Adverse Effect;

                 (ix) Neither the Company nor any of the Guarantors is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or to the knowledge of such counsel after reasonable inquiry, is in default (and no event has occurred which with notice or lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except in the case of any violation or default which would not reasonably be expected to result in a Material Adverse Effect;

                 (x) Except as disclosed in the Registration Statement and the Prospectus, to my knowledge after reasonable inquiry, neither the offer, sale or delivery of the Shares or the Dividend Shares, the execution by the Company and the Guarantors and authentication by the Trustee in accordance with the provisions of the Indenture and delivery of the Exchange Debentures and the In-kind Exchange Debentures, if any, and the related Guarantees upon the exchange of the Shares and\or Dividend Shares as provided for in the Certificate of Designation, or as interest on the Exchange Debentures and In-kind Exchange Debentures, if any, in the case of the In-kind Exchange Debentures, the execution, delivery or performance of the Underwriting Agreement and the Transaction Documents, compliance by the Company and the Guarantors (to the extent a party thereto) with the provisions thereof nor consummation by the Company and the Guarantors (to the extent a party thereto) of the transactions contemplated thereby, conflict or will conflict with or constitute or will constitute a breach of, or a default under the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of the Guarantors or any agreement, indenture, lease or other instrument to which the Company or any of the Guarantors is a party or by which any of them or any of their respective properties is bound or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors which conflict, breach, default or lien could reasonably be expected to have a Material Adverse Effect;

                 (xi) To my knowledge after reasonable inquiry, other than as described in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Guarantors, or to which the Company or any of the Guarantors, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not so described;

                 (xii) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) that are not described or filed as required, as the case may be;

                 (xiii) To my knowledge after reasonable inquiry, neither the Company nor any of the Guarantors is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Guarantors or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors where such violation could reasonably be expected to have a Material Adverse Effect;

                 (xiv) Except as described in the Prospectus, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Shares or the right to have any capital stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration

            Statement, to require registration under the Act of any shares of capital stock or other securities of the Company.

           (d) You shall have received on the Closing Date an opinion of Dow, Lohnes & Albertson, special communications counsel for the Company and the Guarantors, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                 (i) Based upon a review of the FCC files, (a) Whitehead Media of Florida, Inc., Whitehead Media of Georgia, Inc., Whitehead Media of Ohio, Inc., S&E Networks Inc., Bradenton Broadcast Television Company, Ltd., Roberts Broadcasting Company of Raleigh Durham, L.P. and each subsidiary of the Company and each subsidiary of The Christian Network, Inc. holds those broadcast licenses issued by the FCC ("FCC Licenses") identified in such opinion as held by such entity and (b) each of the FCC Licenses authorizes radio or television broadcast operations by the holder thereof using the channel or frequency assignment and serving the community of license that is identified in such opinion for each of the FCC Licenses;

                 (ii) To our knowledge, based upon the review of the publicly available records of the FCC and inquiry to officers of the Company, except as may be disclosed in the Prospectus, there is no order, judgment, decree, notice of apparent liability, or order of forfeiture outstanding, and no petition, objection, notice of apparent liability, order of forfeiture, investigation, complaint, or other proceeding pending before the FCC against the stations authorized by the FCC Licenses listed in such opinion (the "Stations") or the FCC Licenses that reasonably could be expected to result in the termination, revocation, suspension, or denial of renewal of any of the FCC Licenses, except for rule making and other similar proceedings generally applicable to the radio or television broadcasting industry or substantial segments thereof;

                 (iii) To our knowledge based upon the review of the publicly available files of the FCC and inquiry to officers of the Company, other than as disclosed in the Prospectus, (a) there are no license renewal proceedings pending for any of the FCC Licenses; and (b) except as set forth on the FCC authorization certificates for the

            FCC Licenses or imposed by the generally applicable rules of the FCC, none of the FCC Licenses is subject to any condition imposed by the FCC that reasonably could be expected to have a material adverse effect on the Company's ability to conduct its broadcast operations as described in the Prospectus, taken as a whole;

                 (iv) The issuance, sale and delivery of the Shares pursuant to the Underwriting Agreement and the execution and delivery of the Exchange Debentures and the related Guarantees upon the exchange of the Shares (A) do not require any consent or authorization from the FCC, and (B) do not constitute a violation of the Communications Act or the published rules and regulations of the FCC promulgated thereunder;

                 (v) The statements in the Prospectus under the captions "Risk Factors -- Must Carry Regulations," "-- Government Regulation," "-- Multiple Ownership Rules; Time Brokerage Agreements" and "Business -- Federal Regulation of Broadcasting," insofar as they constitute summaries of the Communications Act and the published rules and regulations of the FCC promulgated thereunder, have been reviewed by such counsel and are accurate in all material respects;

                 (vi) The execution, delivery and performance of the Underwriting Agreement by the Company and the Guarantors (A) do not require any consent or authorization from the FCC, and (B) do not and will not violate the Communications Act and the rules and regulations promulgated thereunder; and

                 (vii) There are no restrictions or limitations imposed by the FCC on the ability of the Company to [make distributions in cash on its shares of capital stock].

           (e) The Underwriters shall have received an opinion, in form and substance reasonably satisfactory to the Underwriters, dated the Closing Date and addressed to the Underwriters, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement and the Securities and such other related matters as the Representatives may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received, in form and substance satisfactory to such counsel, and may rely upon, such certificates and other documents and information as they may reasonably request to pass upon such matters.

           (f) The Underwriters shall have received from Price Waterhouse LLP a letter dated the date hereof and the Closing Date and addressed to the Underwriters, in the form previously approved by the Representatives and in form and substance reasonably satisfactory to the Representatives and Cahill Gordon & Reindel, counsel for the Underwriters.

           (g) The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of such date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date; the Company and the Guarantors shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to the date of the most recent financial statements in the Prospectus, there shall have been no Material Adverse Change or any development involving a prospective Material Adverse Change.

           (h) The sale of the Shares by the Company hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

           (i) Subsequent to the respective dates as of which information is given in the Prospectus, except in each case as described in the Prospectus, none of the Company and its Subsidiaries shall have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material to the Company and its Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the Company and its Subsidiaries, taken as a whole, and there shall not have been any adverse change in the capital stock or long-term indebtedness of the Company and its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole.

           (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the conduct of the business and operations of each of the Company and its Subsidiaries shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of each of the Company and its Subsidiaries shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage that would not have a Material Adverse Effect.

           (k) The Underwriters shall have received a certificate, in form and substance reasonably satisfactory to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, of the Company, executed by its president and its chief financial officer, to the effect that:

                 (i) The representations and warranties of the Company and the Guarantors in this Agreement are true and correct in all material respects as if made on and as of the Closing Date and the Company has performed in all material respects all covenants and agreements and satisfied all conditions to be performed or satisfied at or prior to the Closing Date;

                 (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and, to the best of such officers' knowledge, no proceedings for those purposes have been instituted or threatened or are contemplated by the Commission;

                 (iii) Subsequent to the respective dates as of which
            information is given in the Registration Statement and the Prospectus, the Company and its Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings or other agreements or instruments relating to the ownership of the property of the Company and its Subsidiaries or any Material Adverse Change, or any development involving a prospective Material Adverse Change, except in each case as described in or contemplated by the Prospectus; and

                 (iv) To the best of such officers' knowledge and belief, the sale of the Shares by the Company has not been enjoined (temporarily or permanently).

     On or before the Closing Date, the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and each of its Subsidiaries as they shall have heretofore reasonably requested.

     All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all respects to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters.
The Company and each of its Subsidiaries shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriters shall reasonably request.

     8.  Indemnification and Contribution.

     (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which any Underwriter or such controlling person may become subject under the Act, the 1934 Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

           (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or the Guarantors or based upon written information furnished by or on behalf of the Company or the Guarantors filed in any jurisdiction to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

           (ii) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any reasonable legal or other expenses incurred by any such Underwriter or any such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto, or any Application in reliance upon and in conformity with written information concerning the Underwriters furnished to the Company and the Guarantors by the Underwriters specifically for use therein; provided, further, that the Company and the Guarantors will not be liable to any Underwriter if such untrue statement or omission or alleged untrue statement or omission was contained or made in any Preliminary Prospectus and completely corrected in the Prospectus and any such loss, liability, claim, damage or expense suffered or incurred by any Underwriter resulted from any action, claim or suit by any person who purchased Shares that are the subject thereof from any Underwriter and such Underwriter failed to deliver or provide a copy of the Prospectus relating to the Securities to such person with or prior to the confirmation of the sale of such Shares sold to such person in any case where delivery is required by the Act, unless such failure to deliver or provide a copy of the Prospectus relating to the Securities was a result of noncompliance by the Company or the Guarantors with Section 5(e)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Company or the Guarantors may otherwise have to the indemnified parties. The Company and the Guarantors shall not be liable under this Section 8 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Guarantors, their respective directors and officers who signed the Registration Statement and each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the 1934 Act against any losses, claims, damages or liabilities to which the Company or any Guarantor, or any such director, officer or controlling person may become subject under the Act, the 1934

Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or
(ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriters furnished to the Company by any Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Company or any Guarantor or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. No Underwriter shall be liable under this Section 8 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld. The Company and the Guarantors shall not, without the prior written consent of the Underwriters, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Underwriter or any controlling person is or could have been a party, or indemnity could have been sought hereunder by any Underwriter or such controlling person, unless such settlement (A) includes an unconditional written release of the Underwriters and any such controlling person, in form and substance reasonably satisfactory to the Underwriters and such controlling person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Underwriter or any controlling person.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by BT Securities Corporation in the case of paragraph (a) of this
Section 8 or the Company, in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is for any reason unavailable (including, but not limited to the failure to give any notice required by paragraph (c) of
Section 8) to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriter's discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the

Company or the Guarantors on the one hand, or such Underwriter on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company and the Guarantors on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by the Underwriters under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise paid or been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director and officer of the Company and any Guarantor who signed the Registration Statement and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Company and the Guarantors.

     (e) (i) The Company and the Guarantors, jointly and severally, will indemnify and hold harmless Goldman, Sachs & Co., in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim as such expenses are incurred.

     (ii) Promptly after receipt by the QIU under subsection (i) above of notice of the commencement of any action, the QIU shall, if a claim in respect thereof is to be made against the Company or any Guarantor under such subsection, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve it from any liability which it may have to the QIU otherwise than under such subsection. In case any such action shall be brought against the QIU and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the QIU (who shall not, except with the consent of the QIU, be counsel to the Company), and, after notice from the indemnifying party to the QIU of its election so to assume the defense thereof, the indemnifying party shall not be liable to the QIU under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the QIU, in connection with the defense thereof other than reasonable costs of investigation. The Company shall not, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the QIU is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (1) includes an unconditional release of the QIU from all liability arising out of such action or claim and
(2) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of QIU.

     (iii) If the indemnification provided for in this Section 8(e) is unavailable to or insufficient to hold harmless Goldman, Sachs & Co., in its capacity as QIU, under subsection (i) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company and each Guarantor shall contribute to the amount paid or payable by the QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the QIU on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the QIU failed to give the notice required under subsection (ii) above, then the Company and each Guarantor shall contribute to such amount paid or payable by the QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the

Guarantors on the one hand and the QIU on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to the fee payable to the QIU pursuant to
Section 3 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the QIU agree that it would not be just and equitable if contributions pursuant to this subsection (iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (iii). The amount paid or payable by the QIU as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iii) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (iv) The obligations of the Company and the Guarantors under this Section 8(e) shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of the Act.

     9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Guarantors, their officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Guarantors or any of their officers or directors, the Underwriters or any controlling person referred to in Section 8 hereof and
(ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8 and 14 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     10.  Termination.

     (a) This Agreement may be terminated in the sole discretion of the Underwriters by notice to the Company, given prior to the Closing Date, in the event that the Company or the Guarantors shall have failed, refused or been unable to perform all of their respective obligations and satisfy all of the conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

           (i) the Company or any Guarantor shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Underwriters, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Underwriters, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company), except in each case as described in the Prospectus (exclusive of any amendment or supplement thereto);

           (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on such exchange or market;

           (iii) a banking moratorium shall have been declared by New York or United States authorities;

           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above, in the judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or

           (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

     (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 hereof.

     11. Information Supplied by the Underwriters. The statements set forth in the last paragraph on the front cover page of the Prospectus relating to the Securities and the first and the third paragraphs under the heading "Underwriting" in the Prospectus relating to the Securities (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company for the purposes of Sections 2(b), 8(a) and 8(b) hereof. Each Underwriter confirms that such statements, to the extent such statements relate to each such Underwriter, are correct in all material respects.

     12. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to the Underwriters in care of BT Securities Corporation, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006,
Attention: Corporate Finance Department, and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to Paxson Communications Corporation at 601 Clearwater Park Road, West Palm Beach, Florida 33401, Attention: Anthony L. Morrison, Esq.

     13. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained. This Agreement and all conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters or the QIU within the meaning of Section 15 of the Act or Section 20 of the 1934 Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company and the Guarantors and their respective officers who have signed the Registration Statement, and any person or persons who control the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the 1934 Act. No purchaser of Shares from the Underwriters will be deemed a successor because of such purchase.

     14. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Joint and Several Obligations. All of the Obligations of the Company and the Guarantors hereunder shall be joint and several obligations of each of them.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                         PAXSON COMMUNICATIONS CORPORATION
                         (a Delaware corporation)


                         By:
                             ------------------------------------
                             Name:
                             Title:



                         PAXSON COMMUNICATIONS TELEVISION, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF FLORIDA,
                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS LP, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS MANAGEMENT
                           COMPANY
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS MARKETING, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS NETWORKS, INC.
                         (a Florida corporation)

                         PAXSON OUTDOOR, INC.
                         (a Florida corporation)

                         PAXSON NETWORKS, INC.
                         (a Florida corporation)

                         EXCEL MARKETING ENTERPRISES, INC.
                         (a Florida corporation)

                         INFOMALL CABLE NETWORK, INC.
                         (a Delaware corporation)

                         INFOMALL TV NETWORK, INC.
                         (a Delaware corporation)

                         INFOMALL LOS ANGELES, INC.
                         (a Florida corporation)

                         PAX JAX INC.
                         (a Florida corporation)

                         PAXSON SPORTS VENTURES COMPANY
                         (a Florida corporation)

                         PCC DIRECT, INC.
                         (a Florida corporation)

                         PAXSON/R&R NETWORK, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF AKRON-23,
                           INC.
                         (a Florida corporation)

                         PAXSON AKRON LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF ALBANY-55
                           INC.
                         (a Florida corporation)

                         PAXSON ALBANY LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF ATLANTA-14,
                           INC.
                         (a Florida corporation)

                         PAXSON ATLANTA LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF BATTLE CREEK-43,
                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATION OF
                           BIRMINGHAM-44, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF BOSTON-46,

                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF BOSTON-60,
                           INC.
                         (a Florida corporation)

                         PAXSON BOSTON LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF CLEVELAND-67,
                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF COOKEVILLE,
                           INC.
                         (a Florida corporation)

                         PAXSON COOKEVILLE LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF DALLAS-68,
                           INC.
                         (a Florida corporation)

                         PAXSON DALLAS LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF DAYTON-26,
                           INC.
                         (a Florida corporation)

                         PAXSON DAYTON LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF DENVER-59,
                           INC.
                         (a Florida corporation)

                         PAXSON DENVER LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF FT.
                           PIERCE-34, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           GREENSBORO-16, INC.
                         (a Florida corporation)

                         PAXSON GREENSBORO LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF HOUSTON-49,
                           INC.
                         (a Florida corporation)

                         PAXSON HOUSTON LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF LITTLE
                           ROCK-42, INC.
                         (a Florida corporation)

                         PAXSON LITTLE ROCK LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           LOS ANGELES-30, INC.
                         (a Florida corporation)

                         PAXSON LOS ANGELES LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS L.P.T.V., INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF MIAMI-35,
                           INC.
                         (a Florida corporation)

                         PAXSON SPORTS OF MIAMI, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF MILWAUKEE-55,
                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           MINNEAPOLIS-41, INC.
                         (a Florida corporation)

                         PAXSON MINNEAPOLIS LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF NEW
                           LONDON-26, INC.
                         (a Florida corporation)

                         PAXSON NEW LONDON LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF NEW YORK-43,
                           INC.
                         (a Florida corporation)

                         PAXSON NEW YORK LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF OKLAHOMA
                           CITY-62, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF ORLANDO-56,
                         INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF PHOENIX-51
                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           PHILADELPHIA-61, INC.
                         (a Florida corporation)

                         PAXSON PHILADELPHIA LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF PHOENIX-13,
                           INC.
                         (a Florida corporation)

                         PAXSON PHOENIX LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           PROVIDENCE-69, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF RALEIGH
                           DURHAM-47, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF ST. LOUIS,
                           INC.
                         (a Florida corporation)

                         PAXSON ST. LOUIS LICENSE-13, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           SACRAMENTO-29, INC.
                         (a Florida corporation)

                         PAXSON SACRAMENTO LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF SALT LAKE
                           CITY-16, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF SAN JOSE-65,
                           INC.
                         (a Florida corporation)

                         PAXSON SAN JOSE LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF SAN JUAN,
                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF SEATTLE-24,
                           INC.
                         (a Florida corporation)

                         PAXSON SEATTLE LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           TALLAHASSEE, INC.
                         (a Florida corporation)

                         PAXSON TALLAHASSEE LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF TAMPA-66,
                           INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           TULSA-44, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF
                           WASHINGTON-60, INC.
                         (a Florida corporation)

                         PAXSON WASHINGTON LICENSE, INC.
                         (a Florida corporation)

                         PAXSON COMMUNICATIONS OF WEST PALM
                           BEACH-25, INC.
                         (a Florida corporation)

                         PAXSON WEST PALM BEACH LICENSE, INC.
                         (a Florida corporation)


                         By:
                             ------------------------------------
                             Name:
                             Title:



                         PAXSON BROADCASTING OF JACKSONVILLE,
                           LIMITED PARTNERSHIP
                         (a Florida partnership)

                         PAXSON JACKSONVILLE LICENSE
                           LIMITED PARTNERSHIP
                         (a Florida partnership)

                         PAXSON BROADCASTING OF MIAMI,
                           LIMITED PARTNERSHIP
                         (a Florida partnership)

                         PAXSON MIAMI LICENSE LIMITED
                           PARTNERSHIP
                         (a Florida partnership)

                         PAXSON BROADCASTING OF ORLANDO,
                           LIMITED PARTNERSHIP
                         (a Florida partnership)

                         PAXSON ORLANDO LICENSE LIMITED
                           PARTNERSHIP

                         (a Florida partnership)

                         PAXSON BROADCASTING OF TAMPA,
                           LIMITED PARTNERSHIP
                         (a Florida partnership)

                             PAXSON TAMPA LICENSE LIMITED
                               PARTNERSHIP
                             (a Florida partnership)

                             By: Paxson Communications of Florida,
                                 Inc., their general partner


                             By: ___________________________________
                                 Name:
                                 Title:



BT SECURITIES CORPORATION


By: ___________________________________
    Name:
    Title:



GOLDMAN, SACHS & CO.


By: ___________________________________
    Name:
    Title:

                                                                      Schedule I


                                                              State or Other
                                                              Jurisdiction of
                                                              Incorporation/
Name                                                             Formation
- ----                                                          ---------------
PAXSON COMMUNICATIONS OF FLORIDA, INC. .....................  Florida
PAXSON COMMUNICATIONS LP, INC.  ............................  Florida
PAXSON COMMUNICATIONS MANAGEMENT COMPANY ...................  Florida
PAXSON COMMUNICATIONS MARKETING, INC. ......................  Florida
PAXSON COMMUNICATIONS NETWORKS, INC. .......................  Florida
EXCEL MARKETING ENTERPRISES, INC. ..........................  Florida
PAXSON OUTDOOR, INC. .......................................  Florida
PAXSON NETWORKS, INC. ......................................  Florida
PAXSON COMMUNICATIONS TELEVISION, INC. .....................  Florida
PAXSON BROADCASTING OF JACKSONVILLE, LIMITED PARTNERSHIP ...  Florida
PAXSON BROADCASTING OF MIAMI, LIMITED PARTNERSHIP ..........  Florida
PAXSON BROADCASTING OF ORLANDO, LIMITED PARTNERSHIP ........  Florida
PAXSON BROADCASTING OF TAMPA, LIMITED PARTNERSHIP ..........  Florida
PAXSON TAMPA LICENSE LIMITED PARTNERSHIP ...................  Florida
PAXSON JACKSONVILLE LICENSE LIMITED PARTNERSHIP ............  Florida
PAXSON MIAMI LICENSE LIMITED PARTNERSHIP ...................  Florida
PAXSON ORLANDO LICENSE LIMITED PARTNERSHIP .................  Florida
PAXSON COMMUNICATIONS OF ATLANTA-14, INC. ..................  Florida
PAXSON ATLANTA LICENSE, INC. ...............................  Florida
PAXSON COMMUNICATIONS OF BOSTON-60, INC. ...................  Florida
PAXSON BOSTON LICENSE, INC. ................................  Florida
PAXSON COMMUNICATIONS OF DALLAS-68, INC. ...................  Florida
PAXSON DALLAS LICENSE, INC. ................................  Florida
PAXSON COMMUNICATIONS OF NEW LONDON-26, INC. ...............  Florida
PAXSON NEW LONDON LICENSE, INC. ............................  Florida
PAXSON COMMUNICATIONS OF PHILADELPHIA-61, INC. .............  Florida
PAXSON PHILADELPHIA LICENSE, INC. ..........................  Florida
PAXSON COMMUNICATIONS OF MIAMI-35, INC. ....................  Florida
PAXSON COMMUNICATIONS OF SAN JOSE-65, INC. .................  Florida
PAXSON SAN JOSE LICENSE, INC. ..............................  Florida
PAXSON COMMUNICATIONS OF TAMPA-66, INC. ....................  Florida
PAXSON COMMUNICATIONS OF WEST PALM BEACH-25, INC. ..........  Florida
PAXSON WEST PALM BEACH LICENSE, INC. .......................  Florida
PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC. ..............  Florida
PAXSON LOS ANGELES LICENSE, INC. ...........................  Florida
PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC. ..............  Florida
PAXSON COMMUNICATIONS OF ST. LOUIS-13, INC. ................  Florida
PAXSON MINNEAPOLIS LICENSE, INC. ...........................  Florida
PAXSON COMMUNICATIONS OF COOKEVILLE, INC. ..................  Florida
PAXSON COOKEVILLE LICENSE, INC. ............................  Florida
PAXSON COMMUNICATIONS OF FT. PIERCE-34, INC. ...............  Florida
PAXSON COMMUNICATIONS OF ORLANDO-56, INC. ..................  Florida
PAXSON COMMUNICATIONS OF HOUSTON-49, INC. ..................  Florida
PAXSON HOUSTON LICENSE, INC. ...............................  Florida
THE INFOMALL TV NETWORK, INC. ..............................  Delaware
PAXSON ST. LOUIS LICENSE, INC. .............................  Florida

THE INFOMALL CABLE NETWORK, INC. ..............................  Delaware
PAXSON COMMUNICATIONS OF CLEVELAND-67, INC. ...................  Florida
PAXSON COMMUNICATIONS OF WASHINGTON-60, INC. ..................  Florida
PAXSON WASHINGTON LICENSE, INC. ...............................  Florida
PAXSON COMMUNICATIONS OF PHOENIX-13, INC. .....................  Florida
PAXSON PHOENIX LICENSE, INC. ..................................  Florida
INFOMALL LOS ANGELES, INC. ....................................  Florida
PAXSON COMMUNICATIONS OF MILWAUKEE-55, INC. ...................  Florida
PAXSON COMMUNICATIONS OF DENVER-59, INC. ......................  Florida
PAXSON COMMUNICATIONS OF NEW YORK-43, INC. ....................  Florida
PAXSON NEW YORK LICENSE, INC. .................................  Florida
PAXSON COMMUNICATIONS OF AKRON-23, INC. .......................  Florida
PAXSON AKRON LICENSE, INC. ....................................  Florida
PAXSON COMMUNICATIONS OF DAYTON-26, INC. ......................  Florida
PAXSON COMMUNICATIONS OF BATTLE CREEK-43, INC. ................  Florida
PAXSON COMMUNICATIONS OF ALBANY-55, INC. ......................  Florida

                                                                     Schedule II


Underwriter                                               Number of Shares
- -----------                                               ----------------
BT Securities Corporation
Goldman, Sachs & Co.
                                                            =======
Total                                                       150,000